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                                                                   Exhibit 99(a)

                             TXU US HOLDINGS COMPANY
                       Certificate Pursuant to Section 906
                         of Sarbanes - Oxley Act of 2002


         The undersigned, Erle Nye, Chairman of the Board and Chief Executive Officer of TXU US HOLDINGS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

         1. The Company's Current Report on Form 8-K related to TXU Energy Company LLC filed on or about August 23, 2002 ("the Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TXU Energy Company LLC.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 23rd day of August, 2002.

                                                /s/  Erle  Nye
                                             ------------------------------
                                             Name:   Erle Nye
                                             Title:  Chairman of the Board
                                                     and Chief Executive Officer